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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   November 17, 2005
                                                  (November 10, 2005)
                                                  ------------------------------


                              WILLBROS GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                               Republic of Panama
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                 (State or Other Jurisdiction of Incorporation)

              1-11953                                98-0160660
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     (Commission File Number)            (IRS Employer Identification No.)

Plaza 2000 Building, 50th Street,                   P.O. Box 0816-01098,
8th Floor,                                      Panama, Republic of Panama
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(Address of Principal Executive Offices)                 (Zip Code)

                                 +50-7-213-0947
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

RESIGNATION OF INDEPENDENT AUDITORS

         On November 10, 2005, Willbros Group, Inc. (the "Company") was notified by KPMG LLP ("KPMG"), its independent auditors, that, effective upon the completion of the audit of the Company's consolidated financial statements as of and for the year ended December 31, 2004, and the issuance of their report thereon, and filing of the Company's Form 10-Q's for the three month period ended March 31, 2005 and the six month period ended June 30, 2005, it is resigning as the Company's independent auditors. The reports of KPMG on the Company's consolidated financial statements for the past two fiscal years ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG's report contained a separate paragraph stating that "As discussed in Note 1 to the consolidated financial statements, as of July 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" and certain provisions from SFAS No.142, "Goodwill and Other Intangible Assets", and effective January 1, 2002, adopted the remaining provisions of SFAS No. 142". In the Company's 8-K dated February 22, 2005, the Company stated that it has concluded that its previously issued financial statements for fiscal years 2002 and 2003 should not be relied upon because of errors in those financial statements and that the Company would restate those financial statements to make the necessary accounting adjustments.

         The resignation of KPMG has been accepted by the Audit Committee of the Company's Board of Directors. The Audit Committee has discussed with representatives of KPMG certain material weaknesses in internal controls, as described below, noted by KPMG and has taken certain actions, as described below, to address such weaknesses.

         In connection with the audit of the last two fiscal years and the subsequent interim period through November 10, 2005, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years.

         In connection with its audit for the two most recent fiscal years and through November 10, 2005, there were no "reportable events" as defined by Item 304(a)(1)(v) of Regulation S-K, except that KPMG has advised the Company that it noted certain material weaknesses in the Company's internal financial reporting and accounting controls, as described below.

1. Company-Level Controls -- The Company did not maintain effective company-level controls in the control environment, risk assessment, and monitoring components as defined by COSO, including related antifraud controls. Specifically, the following deficiencies were identified:

      o The Company's control environment did not sufficiently promote effective internal control over financial reporting throughout the Company's management structure, and this


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         material weakness was a contributing factor in the development of other material weaknesses described below.

      o The Company did not provide sufficient training for personnel engaged in key elements of the financial reporting process, including training on relevant regulations such as the Foreign Corrupt Practices Act.

      o  The Company's policies and procedures did not effectively ensure that:
         (1) personnel, including internal audit, have the appropriate skills and experience commensurate with their job responsibilities; (2) the reporting structure of the organization was appropriate; and (3) key personnel in certain international subsidiaries adhere to a periodic rotation policy.

      o The Company failed to educate and train employees in identifying, monitoring, or reporting and responding to, incidents of alleged misconduct or unethical behavior, including the Company's whistleblower policy and the Company's code of conduct policies.

These deficiencies in the Company's internal control over financial reporting resulted in material misstatements to various amounts in previously-issued annual and interim financial statements. Accordingly, the Company is in the process of restating its consolidated financial statements as of and for the years ended December 31, 2002 and 2003 and the first three quarters of 2004.

2. Construction Contract Management -- The Company's operating subsidiaries in Nigeria did not maintain effective policies and procedures regarding review and approval processes relating to: (i) original and revised project cost estimates;
(ii) original contract pricing; (iii) establishment and management of contract contingencies; and (iv) change order management. These deficiencies in the Company's internal control over financial reporting resulted in material overstatement of contract revenue and understatement of contract costs in previously-issued annual and interim financial statements. Accordingly, the Company is in the process of restating its consolidated financial statements as of and for the years ended December 31, 2002 and 2003 and the first three quarters of 2004.

3. International Taxes -- The Company's policies and procedures did not provide for effective supervisory review of the Company's accounting for international taxes, value added taxes, and payroll taxes and the related recordkeeping activities. These deficiencies in the Company's internal control over financial reporting resulted in material understatement of contract cost and income tax expense in previously-issued annual and interim financial statements. Accordingly, the Company is in the process of restating its consolidated financial statements as of and for the years ended December 31, 2002 and 2003, and the first three quarters of 2004.

4. Disbursements Process -- The Company did not maintain effective policies and procedures regarding its disbursement process. Specifically, deficiencies in policies and procedures were identified in the following areas: (i) petty cash disbursements at the Company's Nigerian subsidiaries; (ii) the Company's vendor approval process and maintenance of an approved vendor listing; and (iii) disbursement approval levels for individuals, subsidiaries, and senior


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management. These deficiencies resulted in material undisclosed related party transactions and payment of fraudulent vendor invoices resulting in material overstatement of contract revenue and overstatement of contract cost in previously-issued annual and interim financial statements. Accordingly, the Company is in the process of restating its consolidated financial statements as of and for the years ended December 31, 2003 and 2002, and the first three quarters of 2004.

   Company management with oversight from the Audit Committee has devoted substantial effort to the remediation of its material weaknesses described above, and to the improvement of the Company's internal control over financial reporting. Specifically, prior to December 31, 2004, the Company:

o increased staffing and training of the finance and accounting personnel at the business unit level; and

o adopted a more frequent rotation policy for the financial staff at its business units.

   Subsequent to December 31, 2004, the Company has undertaken the following actions to remediate its material weaknesses, and to improve the Company's internal control over financial reporting:

o initiation of an enhanced worldwide awareness program to educate employees with respect to the content of our whistleblower policy to better achieve reporting of any suspected problems;

o realignment of the reporting of all business units' financial staff directly to the Corporate Controller's Office;

o adoption of a more frequent rotation policy for the operations staff at its business units;

o adoption of a policy requiring approval of the General Counsel or the Chief Financial Officer for the engagement of legal, accounting and tax advisors;

o implementation of an "enhanced and stand-alone" FCPA Compliance Program (separate from that incorporated previously into our Code of Business Conduct and Ethics), inclusive of a "Definitive FCPA Policy Statement" from the Board of Directors and an FCPA Compliance Procedure providing for, among other measures, routine training company-wide, starting in Nigeria, Latin America and Oman;

o requirement that employees in positions of authority, as well as professional consultants, identify any direct or indirect ownership interest in entities doing business with the Company. Included in this disclosure will be any entities owned or controlled in whole or in part by immediate family members such as spouses;

o improvements to strengthen existing internal controls relating specifically to Nigerian cash disbursements, approved vendor lists and approval levels for individuals, subsidiaries and senior management; and

o expansion and formalization of the review process by corporate tax personnel of all international tax returns on at least a quarterly basis. Book and tax liability accounts will be


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   reconciled and compared with tax returns as filed. This process was already in place for the North American subsidiaries.

   Company management with oversight from the Audit Committee is implementing other improvements as described below:

o appointment of a senior-level Company employee with primary responsibility for implementation, oversight and enforcement of the (i) Definitive FCPA Policy Statement; (ii) the Code of Business Conduct and Ethics; and (iii) the Whistleblower Policy, and communication of that appointment throughout the Company. The appointee will have a direct communication line to the Audit Committee; and

o movement of the internal audit function from an outsourced function with an independent accounting firm to an in-house department to facilitate more frequent and more in-depth examination of controls throughout the Company.

ENGAGEMENT OF NEW INDEPENDENT AUDITORS

   The Audit Committee is in discussions with a number of independent registered public accounting firms for selection as a replacement for KPMG.

STATEMENT OF INDEPENDENT AUDITORS

   The Company has asked KPMG to furnish it with a letter addressed to the SEC stating whether it agrees or disagrees with the above statements and a copy of that letter is attached as Exhibit 16 to this Report. The Company has authorized KPMG to fully respond to the inquiries of the successor accountants to be selected by the Company.

FORWARD-LOOKING STATEMENTS

   Certain matters discussed in this report may constitute forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Such risks and uncertainties could cause timing of events to differ significantly from those discussed above as a result of various factors, including but not limited to, timing of selection of an independent public accounting firm and other risks, some of which may be identified from time to time in our filings with the SEC.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

   (d) The following exhibit is filed herewith:

       16 Letter from KPMG dated November 16, 2005.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WILLBROS GROUP, INC.


Date:  November 17, 2005                  By: /s/ Warren L. Williams
                                          --------------------------------------
                                          Warren L. Williams
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer


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                                  EXHIBIT INDEX

Exhibit No.                Description
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
16                         Letter from KPMG dated November 16, 2005.


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